Chanticleer Holdings Second Quarter Revenue Increases 65% to a Record
$10.8 Million; Restaurant EBITDA Grows 68% to $1 Million Compared to Q2 2014

CHARLOTTE, NC – August 17, 2015 — Chanticleer Holdings, Inc. (NASDAQ: HOTR) (“Chanticleer,” or the “Company”), owner, operator and franchisor of multiple branded restaurants in the U.S. and abroad, announced today record revenue and Restaurant EBITDA for the second quarter ended June 30, 2015 (“Q2 2015”).

Mike Pruitt, Chairman and CEO of Chanticleer commented, “We continued to execute our growth strategy in the second quarter, expanding our number of branded restaurants worldwide to 47 through a combination of new store openings, franchising and acquisitions. Importantly, our second quarter revenue was coupled with Restaurant EBITDA of approximately $1 million. Over the past year, we have more than doubled our restaurant store count and we anticipate that trend to continue in the second half of the year as we will add another 4 restaurants from our July acquisition of BT’s Burger Joint as well as another 8 restaurants from our planned acquisition of Little Big Burger, which is expected to close in the third quarter.”

Mr. Pruitt continued, “We have built a strong platform of branded restaurants in the better burger space with our ownership of American Burger Company and BGR the Burger Joint, and the recent acquisition of BT’s Burger Joint which significantly enhances our market position in North Carolina. Our planned acquisition of Little Big Burger will add an iconic West Coast brand with exceptional unit economics and a scalable business model. We believe the talent and expertise of our operating team, coupled with the inherent advantages of scale in our business model, position us very well to create substantial shareholder value.”

Financial highlights for the second quarter 2015 include:

●	Restaurant store count of Company-owned and franchise stores worldwide increased 114% to 47.

●	Total Q2 2015 revenue increased 65% to a record $10.8 million as compared to $6.5 million in Q2 2014.

●	Franchise operations contributed revenue of $135,000.

●	On a non-GAAP basis, Q2 2015 restaurant EBITDA was $1 million, an increase of 68% as compared to $591K in Q2 2014, and a sequential increase of 46% as compared to $680K in Q1 2015.

●	Operating loss was $2.1 million in Q2 2015 as compared to $1.4 million in Q2 2014. The increase was largely due to higher G&A Expenses and Restaurant pre-opening and closing expenses.

●	Q2 2015 Net loss of $0.24 per common share as compared to $0.21 per common share in Q2 2014.

Recent Company highlights:

●	In April 2015, the Company opened a new Hooters in Townsville, Australia.

●	In June 2015, the Company announced that BGR: The Burger Joint was voted “Best Burger in DC” and second in “Best Fries” in 2015 Best of Washington, DC metro area.

●	In July 2015, the Company completed the acquisition of BT’s Burger Joint.

●	In July 2015, the Company signed a definitive agreement to acquire Little Big Burger.

●	In July 2015, Chanticleer announced that its quick healthy concept, Just Fresh, plans to offer franchising opportunities later this year.

●	In July 2015, the Company opened a BGR the Burger Joint franchise store in Dallas, TX.

●	In August 2015, the Company opened a new Hooters in Port Elizabeth South Africa.

●	In August, announced plans to increase its ownership in the Hooters Australia entities from 60% to 80% as well as acquire a 50% ownership interest in Margaritaville Darling Harbor.

Use of Non-GAAP Measures

Chanticleer Holdings, Inc. prepares its condensed consolidated financial statements in accordance with United States generally accepted accounting principles (“GAAP”). In addition to disclosing financial results prepared in accordance with GAAP, the Company discloses information regarding Adjusted EBITDA and Restaurant EBITDA, which differ from the term EBITDA as it is commonly used. In addition to adjusting net income (loss) from continuing operations to exclude taxes, interest, and depreciation and amortization, Adjusted EBITDA and Restaurant EBITDA also exclude pre-opening costs for our restaurants, non-cash expenses, change in fair value of derivative liability. Restaurant EBITDA also excludes management fee income and general and administrative expenses. Adjusted EBITDA and restaurant EBITDA are not measures of performance defined in accordance with GAAP. However, adjusted EBITDA and restaurant EBITDA are used internally in planning and evaluating the company’s operating performance and by the Company’s creditors. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the company’s operations that, when coupled with the GAAP results, provides a more complete understanding of the Company’s financial results.

Adjusted EBITDA and Restaurant EBITDA should not be considered as alternatives to net loss or to net cash used in operating activities as a measure of operating results or of liquidity. It may not be comparable to similarly titled measures used by other companies, and it excludes financial information that some may consider important in evaluating the company’s performance. A reconciliation of GAAP net income (loss) to Adjusted EBITDA and Restaurant EBITDA is included in the accompanying financial schedules.

For further information, please refer to Chanticleer’s Quarterly Report on Form 10-Q filed with the SEC on August 14, 2015, available online at www.sec.gov.

About Chanticleer Holdings, Inc.

Headquartered in Charlotte, NC, Chanticleer Holdings (HOTR), together with its subsidiaries, owns and operates restaurant brands in the United States and internationally. The Company is a franchisee owner of Hooters® restaurants in international markets including Australia, South Africa, and Europe, and two Hooters restaurants in the United States. The Company also owns and operates American Burger Co., BGR the Burger Joint, BT’s Burger Joint and owns a majority interest in Just Fresh restaurants in the U.S.

For further information, please visit www.chanticleerholdings.com

Facebook: www.Facebook.com/ChanticleerHOTR

Twitter: http://Twitter.com/ChanticleerHOTR

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include projections, predictions, expectations or statements as to beliefs or future events or results or refer to other matters that are not historical facts. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by these statements. The forward-looking statements contained in this Quarterly Report are based on various factors and were derived using numerous assumptions. In some cases, you can identify these forward-looking statements by the words “anticipate”, “estimate”, “plan”, “project”, “continuing”, “ongoing”, “target”, “aim”, “expect”, “believe”, “intend”, “may”, “will”, “should”, “could”, or the negative of those words and other comparable words. You should be aware that those statements reflect only the Company’s predictions. If known or unknown risks or uncertainties should materialize, or if underlying assumptions should prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. You should bear this in mind when reading this Quarterly Report and not place undue reliance on these forward-looking statements. Factors that might cause such differences include, but are not limited to:

●	Operating losses may continue for the foreseeable future; we may never be profitable;

●	Inherent risks in expansion of operations, including our ability to acquire additional territories, generate profits from new restaurants and franchise operations, find suitable sites and develop and construct locations in a timely and cost-effective way;

●	Inherent risks associated with acquiring and starting new restaurant concepts and store locations:

●	General risk factors affecting the restaurant industry, including current economic climate, costs of labor and food prices;

●	Intensive competition in our industry and competition with national, regional chains and independent restaurant operators;

●	Our rights to operate and franchise the Hooters-branded restaurants are dependent on the Hooters’ franchise agreements;

●	We do not have full operational control over the businesses of our franchise partners or operations where we hold less 100% ownership;

●	Failure to protect our intellectual property rights, including the brand image of our restaurants;

●	Our business has been adversely affected by declines in discretionary spending and may be affected by changes in consumer preferences;

●	Increases in costs, including food, labor and energy prices;

●	Our business and the growth of our Company is dependent on the skills and expertise of management and key personnel;

●	Constraints could affect our ability to maintain competitive cost structure, including, but not limited to labor constraints;

●	Work stoppages at our restaurants or supplier facilities or other interruptions of production;

●	Our food service business and the restaurant industry are subject to extensive government regulation;

●	We may be subject to significant foreign currency exchange controls in certain countries in which we operate;

●	Inherent risk in foreign operations and currency fluctuations;

●	We may not attain our target development goals and aggressive development could cannibalize existing sales;

●	Current conditions in the global financial markets and the distressed economy;

●	A decline in market share or failure to achieve growth;

●	Unusual or significant litigation, governmental investigations or adverse publicity, or otherwise;

●	Our debt financing agreements expose us to interest rate risks, contain obligations that may limit the flexibility of our operations, and may limit our ability to raise additional capital;

●	Adverse effects on our results from a decrease in or cessation or clawback of government incentives related to investments; and

●	Adverse effects on our operations resulting from certain geo-political or other events

Chanticleer cannot be certain that any expectation, forecast, or assumption made in preparing any forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there will be differences between projected and actual results. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its web site or otherwise. We undertake no obligation to update the forward-looking statements provided to reflect events or circumstances that occur after the date on which they were made. Further information on our business, including important factors which could affect actual results are discussed in the Company’s filings with the SEC, including its Annual Report on Form 10-K under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Contact:

Chanticleer Holdings, Inc.

Mike Pruitt, Chairman/CEO

Phone: 704.366.5122 x 1

mp@chanticleerholdings.com

Eric Lederer, CFO

Phone: 704.366.5736

elederer@chanticleerholdings.com

Press Information:

Chanticleer Holdings, Inc.

Investor Relations

Phone: 704.366.5122

ir@chanticleerholdings.com

Investor Relations

John Nesbett/Jennifer Belodeau

Institutional Marketing Services (IMS)

Phone 203.972.9200

jnesbett@institutionalms.com

Chanticleer Holdings, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

	June 30, 2015	December 31, 2014
	(Unaudited)
ASSETS
Current assets:
Cash	$2,808,181	$245,828
Accounts and other receivables	413,473	313,509
Inventories	591,294	532,803
Due from related parties	45,615	46,015
Prepaid expenses and other current assets	517,986	330,745
TOTAL CURRENT ASSETS	4,376,549	1,468,900
Property and equipment, net	14,572,594	13,315,409
Goodwill	15,812,260	15,617,308
Intangible assets, net	6,024,161	3,396,503
Investments at fair value	35,362	35,362
Other investments	1,550,000	1,550,000
Deposits and other assets	401,262	408,492
TOTAL ASSETS	$42,772,188	$35,791,974

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt and notes payable	$3,195,365	$1,813,647
Current maturities of convertible notes payable, net of debt discount of $731,125 and $63,730, respectively	268,875	436,270
Derivative liability	1,847,192	1,945,200
Accounts payable and accrued expenses	6,868,504	5,580,131
Current maturities of capital leases payable	55,521	42,032
Deferred rent	609,601	118,986
Due to related parties	616,829	1,299,083
Deferred revenue	25,250	-
Liabilities of discontinued operations	177,204	177,393
TOTAL CURRENT LIABILITIES	13,664,341	11,412,742
Convertible notes payable, net of debt discount of $1,237,727 and $1,872,587, respectively	2,012,274	1,477,413
Capital leases payable, less current maturities	40,393	36,628
Deferred rent	1,955,636	2,196,523
Deferred tax liabilities	618,220	686,884
Long-term debt, less current maturities, net of debt discount of $257,800 and $343,733, respectively	2,867,180	5,009,283
TOTAL LIABILITIES	21,158,044	20,819,473

Stockholders’ equity:
Preferred stock: no par value; authorized 5,000,000 shares; none issued and outstanding	-	-
Common stock: $0.0001 par value; authorized 45,000,000 shares; issued and outstanding 13,681,330 and 7,249,442 shares at June 30, 2015 and December 31, 2014, respectively	1,368	725
Additional paid in capital	46,040,386	32,601,400
Accumulated other comprehensive loss	(3,122,634)	(1,657,908)
Non-controlling interest	4,818,673	4,904,471
Accumulated deficit	(26,123,649)	(20,876,187)
TOTAL STOCKHOLDERS’ EQUITY	21,614,144	14,972,501
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$42,772,188	$35,791,974

Chanticleer Holdings, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations and Comprehensive Loss

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Revenue:
Restaurant sales, net	$10,480,370	$6,443,489	$18,902,212	$11,711,957
Gaming income, net	99,823	75,724	231,850	131,235
Management fee income - non-affiliates	77,903	25,151	179,124	50,151
Franchise income	134,939	-	150,998	-
Total revenue	10,793,035	6,544,364	19,464,184	11,893,343
Expenses:
Restaurant cost of sales	3,616,930	2,292,745	6,578,588	4,169,671
Restaurant operating expenses	6,384,905	3,766,452	11,453,044	6,869,978
Restaurant pre-opening and closing expenses	391,442	260,981	598,189	260,981
General and administrative expenses	2,081,583	1,236,160	3,979,936	2,844,743
Depreciation and amortization	408,311	382,072	846,948	726,683
Total expenses	12,883,171	7,938,410	23,456,705	14,872,056
Loss from operations	(2,090,136)	(1,394,046)	(3,992,521)	(2,978,713)
Other (expense) income
Interest expense	(1,373,797)	(350,760)	(2,078,649)	(687,541)
Change in fair value of derivative liabilities	232,854	272,100	570,907	704,200
Loss on extinguishment of debt	-	-	(170,089)	-
Realized gains on securities	-	4,127	-	101,472
Equity in losses of investments	-	-	-	(40,694)
Other income	76,859	4,552	75,326	7,838
Total other (expense) income	(1,064,084)	(69,981)	(1,602,505)	85,275
Loss from continuing operations before income taxes	(3,154,220)	(1,464,027)	(5,595,026)	(2,893,438)
Income tax (benefit) provision	(4,734)	1,379	(37,654)	(7,509)
Loss from continuing operations	(3,149,486)	(1,465,406)	(5,557,372)	(2,885,929)
Gain (loss) from discontinued operations, net of taxes	2,088	(72,300)	189	(104,973)
Consolidated net loss	(3,147,398)	(1,537,706)	(5,557,183)	(2,990,902)
Less: Net loss attributable to non-controlling interest	201,184	126,642	342,968	129,528
Net loss attributable to Chanticleer Holdings, Inc.	$(2,946,214)	$(1,411,064)	$(5,214,215)	$(2,861,374)

Net loss attributable to Chanticleer Holdings, Inc.:
Loss from continuing operations	$(2,948,302)	$(1,338,764)	$(5,214,404)	$(2,756,401)
Gain (loss) from discontinued operations	2,088	(72,300)	189	(104,973)
Net loss attributable to Chanticleer Holdings, Inc.	$(2,946,214)	$(1,411,064)	$(5,214,215)	$(2,861,374)

Other comprehensive loss:
Unrealized loss on available-for-sale securities (none applies to non-controlling interest)	$-	$(3,809)	$-	$(15,527)
Foreign currency translation (loss) gain	(160,426)	15,419	(1,464,726)	51,165
Other comprehensive loss	$(3,106,640)	$(1,399,454)	$(6,678,941)	$(2,825,736)

Net loss attributable to Chanticleer Holdings, Inc. per common share, basic and diluted:
Continuing operations attributable to common stockholders, basic and diluted	$(0.24)	$(0.21)	$(0.56)	$(0.45)
Discontinued operations attributable to common stockholders, basic and diluted	$0.00	$(0.01)	$0.00	$(0.02)
Weighted average shares outstanding, basic and diluted	12,455,828	6,329,406	9,314,030	6,152,931

Chanticleer Holdings, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Six Months Ended
	June 30, 2015	June 30, 2014
Cash flows from operating activities:
Net loss	$(5,557,183)	$(2,990,902)
Less net loss attributable to non-controlling interest	342,968	129,528
Net loss attributable to Chanticleer Holdings, Inc.	(5,214,215)	(2,861,374)
Net (income) loss from discontinued operations	(189)	104,973
Net loss from continuing operations	(5,214,404)	(2,756,401)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	846,948	777,375
Equity in losses of investments	-	40,694
Loss on disposal of property and equipment	472,770	-
Common stock and warrants issued for services	186,830	330,757
Amortization of debt discount	1,592,414	582,617
Amortization of warrants	22,375	44,750
Change in fair value of derivative liabilities	(570,907)	(704,200)
(Decrease) in amounts payable to affiliate	(681,855)	-
(Increase) decrease in accounts and other receivables	(84,668)	76,323
Decrease in prepaid expenses and other assets	10,955	437,228
Decrease in inventory	57,813	100,730
Increase in accounts payable and accrued expenses	1,057,729	449,993
(Decrease) increase in deferred rent	(309,868)	12,693
Decrease in deferred income taxes	(68,664)	(64,683)
Net cash used in operating activities from continuing operations	(2,682,532)	(672,124)
Net cash used in operating activities from discontinued operations	(4,500)	(250,102)
Net cash used in operating activities	(2,687,032)	(922,226)

Cash flows from investing activities:
Purchase of property and equipment	(872,246)	(1,629,359)
Cash paid for acquisitions, net of cash acquired	(4,265,429)	27,527
Net cash used in investing activities from continuing operations	(5,137,675)	(1,601,832)

Cash flows from financing activities:
Proceeds from sale of common stock and warrants	8,961,213	200,000
Loan proceeds	2,204,369	1,458,308
Loan repayments	(760,138)	-
Advances from investors and partners	-	681,801
Subsidiary capital received	-	33,500
Capital lease payments	(27,405)	(85,633)
Net cash provided by financing activities from continuing operations	10,378,039	2,287,976
Effect of exchange rate changes on cash	9,021	51,165
Net increase (decrease) in cash	2,562,353	(184,917)
Cash, beginning of period	245,828	442,694
Cash, end of period	$2,808,181	$257,777

Chanticleer Holdings, Inc. and Subsidiaries

Reconciliation of Adjusted EBITDA and Restaurant EBITDA

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

Net loss	$(3,147,398)	$(1,537,706)	$(5,557,183)	$(2,990,902)
Non-controlling interest	(201,184)	(126,642)	(342,968)	(129,528)
Net loss attributable to Chanticleer Holdings, Inc.:	(2,946,214)	(1,411,064)	(5,214,215)	(2,861,374)
Discontinued operations	2,088	(72,300)	189	(104,973)
Net loss from continuing operations attributable to Chanticleer Holdings, Inc.	(2,948,302)	(1,338,764)	(5,214,404)	(2,756,401)
Interest expense	1,373,797	350,760	2,078,649	687,541
Income tax (benefit) provision	(4,734)	1,379	(37,654)	(7,509)
Depreciation and amortization	408,311	382,072	846,948	726,683
EBITDA	(1,170,928)	(604,553)	(2,326,461)	(1,349,686)
Change in fair value of derivative liabilities	(232,854)	(272,100)	(570,907)	(704,200)
Loss on extinguishment of debt	-	-	170,089	-
Realized gains on securities	-	(4,127)	-	(101,472)
Equity in losses of investments	-	-	-	40,694
Restaurant pre-opening and closing expenses	391,442	260,981	598,189	260,981
Adjusted EBITDA	(1,012,340)	(619,799)	(2,129,090)	(1,853,683)
General and administrative expenses	2,081,583	1,236,160	3,979,936	2,844,743
Management fee revenue	(77,903)	(25,151)	(179,124)	(50,151)
Restaurant EBITDA	$991,340	$591,210	$1,671,722	$940,909